UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 4, 2020

Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity: 0001728339

Benchmark 2018-B2 Mortgage Trust

(Exact name of issuing entity)

Central Index Key Number of the registrant: 0001013611

J.P. Morgan Chase Commercial Mortgage Securities Corp.

(Exact name of registrant as specified in its charter)

Central Index Key Number of the sponsor: 0000835271

JPMorgan Chase Bank, National Association

(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor: 0001541294

German American Capital Corporation

(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor: 0001701238

Citi Real Estate Funding Inc.

(Exact name of sponsor as specified in its charter)

New York	333-206361-13	38-4059931 38-4059932 38-7196247
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation of issuing entity)	File Number of issuing entity)	Identification Numbers)

c/o Wells Fargo Bank, National Association

as Certificate Administrator

9062 Old Annapolis Road

Columbia, MD

(Address of principal executive offices of issuing entity)

(212) 834-5467

Registrant’s telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

o Emerging growth company

o If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01. Other Events.

On February 27, 2018, J.P. Morgan Chase Commercial Mortgage Securities Corp. (the “Depositor”) caused the issuance, pursuant to a pooling and servicing agreement, dated as of February 1, 2018 (the “Pooling and Servicing Agreement”), among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, KeyBank National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, of the Benchmark 2018-B2 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2018-B2, which represent, in the aggregate, the entire beneficial ownership in Benchmark 2018-B2 Mortgage Trust (the “Issuing Entity”), a common law trust formed on February 27, 2018 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement.

The Mortgage Loans identified as “Beacon - Criterion” (the “Beacon - Criterion Mortgage Loan”), “Beacon - Hague” (the “Beacon - Hague Mortgage Loan”), “Beacon - Paramount” (the “Beacon - Paramount Mortgage Loan”), “Beacon - Mercury / Garage” (the “Beacon - Mercury / Garage Mortgage Loan”), “Beacon - Orpheum” (the “Beacon - Orpheum Mortgage Loan”) and “Beacon - Tower” (the “Beacon - Tower Mortgage Loan”), on Exhibit B to the Pooling and Servicing Agreement, which are assets of the Issuing Entity, are each part of a separate loan combination (collectively, the “Beacon Whole Loans”) that include each of the Beacon - Criterion Mortgage Loan, the Beacon - Hague Mortgage Loan, the Beacon - Paramount Mortgage Loan, the Beacon - Mercury / Garage Mortgage Loan, the Beacon - Orpheum Mortgage Loan and the Beacon - Tower Mortgage Loan and one or more other pari passu loans (the “Beacon Pari Passu Companion Loans”) and one or more other subordinate loans (the “Beacon Subordinate Companion Loans”), which are not assets of the Issuing Entity.  The Beacon Whole Loans, including the Beacon - Criterion Mortgage Loan, the Beacon - Hague Mortgage Loan, the Beacon - Paramount Mortgage Loan, the Beacon - Mercury / Garage Mortgage Loan, the Beacon - Orpheum Mortgage Loan and the Beacon - Tower Mortgage Loan, are being serviced and administered under the pooling and servicing agreement, dated as of February 1, 2018 (the “2018-BCON PSA”), by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, KeyBank National Association, as servicer, Cohen Financial, a Division of SunTrust Bank (“Cohen”), as special servicer, Wells Fargo Bank, National Association, as certificate administrator and trustee, and Park Bridge Lender Services LLC, as operating advisor, relating to the J.P. Morgan Chase Commercial Mortgage Securities Trust 2018-BCON securitization transaction into which certain of the Beacon Pari Passu Companion Loans and the Beacon Subordinate Companion Loans were deposited.  The Beacon - Criterion Mortgage Loan, the Beacon - Hague Mortgage Loan, the Beacon - Paramount Mortgage Loan, the Beacon - Mercury / Garage Mortgage Loan, the Beacon - Orpheum Mortgage Loan and the Beacon - Tower Mortgage Loan collectively represent 3.6% of the asset pool of the Issuing Entity as of its cut-off date.

Pursuant to Section 7.01 of the 2018-BCON PSA, Cohen was removed as special servicer with respect to the Beacon Whole Loans and Situs Holdings, LLC, a Delaware limited liability company, was appointed as the successor special servicer with respect to the Beacon Whole Loans. The removal of Cohen as special servicer and appointment of Situs Holdings, LLC as successor special servicer with respect to the Beacon Whole Loans is effective as of May 4, 2020. The principal executive office of Situs Holdings is located at 5065 Westheimer, Suite 700E, Houston, Texas 77056 and its telephone number is (713) 328-4400. Situs Holdings maintains its principal special servicing office at 101 Montgomery Street, Suite 2250, San Francisco, California 94104.

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J.P. Morgan Chase Commercial Mortgage Securities Corp.
(Registrant)
Date: May 8, 2020
	By:	s/ Bradley J. Horn

Name: Bradley J. Horn
Title: Executive Director